Exhibit 99.1

Eco Innovation Announces Retirement of Variable Convertible Debt

VAN NUYS, CA, September 21, 2021 – Eco Innovation Group, Inc. (OTC: ECOX) ("ECOX" or the "Company"), an innovative company aggregating investments in new technologies that promote environmental and social well-being and the advancement of green energy solutions, is proud to announce that it has now retired all remaining outstanding variable rate convertible debt from its balance sheet.

This preemptive step follows similar steps taken over the summer as well as the Company’s pledge to retire remaining convertible notes and pursue non-dilutive future financing strategies.

“In June, we noted we were actively pursuing a strategy to defend our shareholder friendly corporate ideal by eliminating potential sources of dilution,” noted ECOX CEO Julia Otey-Raudes. “We eliminated a large tranche of toxic debt at that time and pledged to pursue further steps in line with that philosophy. Hence, we are happy to announce today that we have now eliminated another portion of theremaining outstanding variable convertible debt from our balance sheet.”

Management notes that the Company is now utilizing financing strategies that avoid toxic elements as it prepares for upcoming commercial product launches in the green technology space.

About Eco Innovation Group

Eco Innovation Group was founded by Inventors and Business Professionals to help nurture and catalyze the most innovative and impactful products and services, and to deliver those innovations to the world, improving the quality of life in our communities and the world around us, while delivering value to our shareholders. At ECOX, we are dedicated to developing and commercializing successful products. But we will never lose sight of the fact that we exist, first and foremost, to help people and improve life on the planet we all share. We take our Social Responsibility Contract seriously in all our endeavors. It is not only what we do. It is who we are. For more information, visit www.ecoig.com.

View the Company’s new video Here.

FORWARD-LOOKING STATEMENTS: This release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Corporate Contact:
Eco Innovation Group, Inc.
Julia.Otey@ecoig.com
www.ecoig.com

Public Relations:
EDM Media, LLC
https://edm.media